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                                                                    EXHIBIT 99.1


                                CERTIFICATION OF
                   CURTIS W. MEWBOURNE/CHIEF EXECUTIVE OFFICER
                      OF MEWBOURNE DEVELOPMENT CORPORATION
                         PURSUANT TO 18 U.S.C. ss. 1350



         I, Curtis W. Mewbourne, Chief Executive Officer of Mewbourne Development Corporation, Managing General Partner of Mewbourne Energy Partners 02-A, L.P., (the "Registrant"), hereby certify that the accompanying report on Form 10-K, for the annual period ended December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Registrant fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                                  /s/ Curtis W. Mewbourne
                                                  ------------------------------
                                                  Name: Curtis W. Mewbourne
                                                  Date: March 28, 2003



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                                CERTIFICATION OF
                     J. ROE BUCKLEY/CHIEF FINANCIAL OFFICER
                      OF MEWBOURNE DEVELOPMENT CORPORATION
                         PURSUANT TO 18 U.S.C. ss. 1350



         I, J. Roe Buckley, Chief Financial Officer of Mewbourne Development Corporation, Managing General Partner of Mewbourne Energy Partners 02-A, L.P., (the "Registrant"), hereby certify that the accompanying report on Form 10-K, for the annual period ended December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Registrant fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                                  /s/ J. Roe Buckley
                                                  ------------------------------
                                                  Name: J. Roe Buckley
                                                  Date: March 28, 2003






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